UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2008

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13900 NW Science Park Drive, Portland, Oregon	97229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ELECTRO SCIENTIFIC INDUSTRIES, INC.

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On August 20, 2008, Electro Scientific Industries, Inc. (“ESI”) amended the Amended and Restated Rights Agreement, dated as of March 1, 2001, between ESI and Mellon Investor Services LLC to permit Third Avenue Management LLC to beneficially own up to, but not including, an aggregate of 19.99% of the outstanding shares of ESI’s common stock. This amendment reflects the change of the identity of the manager of Third Avenue Funds from EQSF Advisors, Inc. to Third Avenue Management, LLC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Exhibit Number	Exhibit Title

4	Second Amendment to Amended and Restated Rights Agreement, dated as of August 19, 2008, between Electro Scientific Industries, Inc. and Mellon Investor Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2008.

Electro Scientific Industries, Inc.
(Registrant)

By:	/s/ Kerry Mustoe
Name: Kerry Mustoe
Title: Vice President, Corporate Controller and Chief Accounting Officer

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